UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2014. The net asset values (NAV) per share at that date were $50.46, $50.59, $50.13, $50.66, $50.66 and $50.66 for Class A, Class B, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2014	Year Ended December 31, 2014
Cohen & Steers Global Realty Shares—Class A	2.45%	13.54%
Cohen & Steers Global Realty Shares—Class B	2.09%	12.79%
Cohen & Steers Global Realty Shares—Class C	2.09%	12.78%
Cohen & Steers Global Realty Shares—Class I	2.63%	13.93%
Cohen & Steers Global Realty Shares—Class R	— [a]	— [a]
Cohen & Steers Global Realty Shares—Class Z	— [a]	— [a]
FTSE EPRA/NAREIT Developed Real Estate Index—net[b]	2.93%	15.02%
S&P 500 Index[b]	6.12%	13.69%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 5.00% and 1.00% maximum contingent deferred sales charge on Class B and Class C shares, respectively. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  Inception date of Class R and Class Z was October 1, 2014. Total return for Class R and Class Z shares was 7.63% and 7.77%, respectively, for the period October 1, 2014 through December 31, 2014.

b  The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-weighted total return index, which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activites and is net of dividend witholding taxes. The S&P 500 Index is an unmanaged index of 500 large-cap stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Global real estate securities had strong returns in 2014, widely outperforming broad equity markets against a backdrop of declining bond yields and improving real estate fundamentals. The U.S. economy continued to gain momentum, allowing the Federal Reserve to wind down its massive asset-purchase program and begin contemplating a return to higher interest rates. By contrast, most other parts of the world continued to increase monetary stimulus amid slowing economic growth, low inflation and heightened geopolitical risks. A sharp decline in the price of oil added to the sense of economic uncertainty, but also eased the strains on consumers' wallets through lower gasoline and heating fuel prices.

Despite increasing economic challenges in Europe and Asia, operating conditions for listed real estate companies remained largely favorable during the year. Strengthening tenant demand, modest levels of new supply and historically low financing costs continued to drive income growth. Companies also tapped low-cost equity and debt capital to grow cash flows through acquisitions, including several landmark transactions in Europe. At the same time, falling bond yields increased the appeal of assets offering attractive income rates. Together, these conditions provided a highly favorable environment for real estate stocks.

Strengthening Fundamentals Drove Strong Gains for U.S. REITs

U.S. REITs (30.4% total returnc) rallied from a disappointing year in 2013 to post their best annual returns since 2006. Improving economic growth led to strengthening fundamentals across all property types, while a decline in Treasury yields from already low levels led to better investor sentiment toward higher-yielding equities. Apartment REITs (39.7%) did particularly well, defying expectations of a slowdown in cash-flow growth amid strong job gains and relatively modest new supply. The regional mall sector (32.6%) also excelled amid increased mergers and acquisitions.

Health care REITs (33.1%) benefited from favorable investor sentiment due to their visible income streams in an environment of low interest rates. Hotel owners (32.5%) responded to an improving

c  Country returns are in local currencies.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

economic outlook, although companies with meaningful overseas assets lagged due to weaker demand outside the U.S. In the office sector (25.9%), asset values and rent-growth expectations continued to rise, particularly in New York City and certain West Coast markets. Late in the year, Paramount Group had the largest REIT IPO in U.S. history, raising nearly $2.5 billion.

Canada (10.3%) benefited from declining bond yields, but lagged the broader market due to slowing economic growth, resulting from reduced exports to China and falling oil prices. By market, Calgary and Toronto retail were relatively strong, while suburban and second-tier offices struggled.

Europe Driven Largely by Declining Sovereign Yields

After some encouraging signals early in the year, economic conditions began to deteriorate across Continental Europe, driving increasing expectations that the European Central Bank (ECB) could initiate outright quantitative easing. Sovereign yields broadly declined, particularly benefiting real estate companies with more bond-like cash flows. German apartment companies were among the best performers in this environment, contributing to the country's market-leading 43.0% return for the year. Investors viewed these apartment companies favorably due to their stable rent growth and strong fundamentals. The sector also benefited from further consolidation, with Deutsche Annington announcing it would acquire rival Gagfah, coming after Deutsche Wohnen's successful merger with GSW in 2013.

Sweden (37.2%) benefited from strong capital flows from local pension funds in search of income, spurred by declining bond yields and the Riksbank's decision to cut its key interest rate to 0%. The Netherlands (20.1%) also performed well, while France (13.1%) underperformed amid tepid real estate demand in a challenging economic climate. In July, Klépierre announced it would acquire Corio, forming a combined entity nearly the size of Unibail-Rodamco, with total assets worth €21 billion (US $28 billion) at the time of the news.

The U.K. (21.3%) economy remained strong, driving continued improvement in occupancy rates and rents, particularly for office, storage, retail and logistics companies. U.K. equities were briefly upended midway through the year after comments from the Bank of England raised concerns about the timing of interest-rate hikes. However, officials later reassured markets that rates would likely remain low given the sizeable slack in the labor market and concerns about Europe's economy.

Australia Led Asia Pacific Markets

With most Asia Pacific markets pressured by China's slowing economy, real estate stocks in Australia (27.2%) produced sizeable gains. Investors favored the country's stable property markets relative to the broader Australian stock market amid economic pressure from lower mining commodity prices. Westfield had sizeable gains, completing a restructuring of its mall interests with Westfield Retail Trust (renamed Scentre Group). With Westfield now focused solely on U.S. and U.K. malls, its offshore

COHEN & STEERS GLOBAL REALTY SHARES, INC.

assets were viewed favorably against a backdrop of a depreciating Australian dollar and increased acquisitions among U.S. mall peers.

Japan (-2.7%) contended with a stalled economy in 2014, as a higher consumption tax undercut the government's efforts to stimulate growth. The Bank of Japan expanded its quantitative easing program in October, driving bond yields sharply lower and deflating the yen. J-REITs performed very well in this environment, attracting mutual-fund investors and regional banks in search of yield. In contrast, developers came under pressure amid negative sentiment arising from the lack of tangible economic progress, even as Tokyo office fundamentals improved.

Hong Kong (13.3%) began to see a recovery in office demand, whereas retail properties faced headwinds from slowing China growth, Chinese anti-corruption measures and, in the fourth quarter, widespread student protests. Developers broadly outperformed as the government relaxed fees on home purchases, leading to a rebound in monthly transactions from 10-year lows.

Singapore (10.6%) saw strong returns from REITs due to improving office demand and a more manageable supply outlook. Developers underperformed, however, weighed down by government policies designed to improve housing affordability. Global Logistics Properties, which operates largely in China, Japan and Brazil, declined amid concerns about the company's capital allocation and business strategy.

Fund Performance

The Fund had a positive return for the year, but underperformed its benchmark. Our underweight and stock selection in Canada had a positive impact on relative performance. Stock selection was also favorable in Sweden, driven by an overweight in Hemfosa, a small-cap company that benefited more than its peers from lower interest rates, and also had several well-received acquisitions. Other contributors included an overweight in Germany and stock selection in the United States.

Stock selection in Japan was the primary detractor from relative performance. This was largely due to overweights in developers versus Japan's higher dividend-yielding REITs, which were among the biggest beneficiaries of declining interest rates. Based on relative valuations and our expectation of a continued recovery in Tokyo offices, we believe Japan developers continue to represent a compelling opportunity for investors. Other detractors included stock selection in Singapore and the Netherlands and our allocation to France, all resulting from company-specific drivers that affected individual securities.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities detracted from absolute performance during the 12-month period ended December 31, 2014. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. The U.S. dollar rose to a nine-year high during the period, and, consequently, this was a headwind for absolute returns as a result of the changes in the exchange rates between foreign currencies and the U.S. dollar.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Investment Outlook

The U.S. Economic Recovery Remains On Track

We believe U.S. REITs continue to offer positive risk-adjusted return potential, as the prospect of higher asset values and cash flows in an improving economy should outweigh the likely return of higher short-term Treasury rates later in 2015. In general, we believe the improvement in real estate fundamentals and continued job growth justifies modest premiums to companies' net asset values, although in this environment, cash-flow-growth potential is likely to take on added significance.

We remain relatively concentrated in our highest-conviction names, with a general focus on cyclically sensitive property sectors. We continue to favor New York and West Coast offices, along with select retail, self storage and apartment REITs.

We Continue to See Attractive Opportunities in Europe

We believe the U.K. continues to offer attractive value, as the current expansion cycle has room to continue, in our view, while new supply remains very limited in most property sectors. This should drive continued growth in cash flows, helping to offset the effects of a potential rise in interest rates in 2015.

On the continent, we maintain a more constructive economic view relative to the market consensus. Importantly, we believe the ECB remains in the early stages of its easing cycle given the concerns about a potential deflationary environment. We continue to favor the relatively defensive German residential market, which we believe should benefit from stable rent growth and further monetary easing. We also like Scandinavia based on healthy fundamentals. In addition, we are seeing select opportunities in France, Spain and the Netherlands despite challenging fundamentals in the near term. We believe certain companies are well positioned to benefit from increased liquidity and a recovery in commercial property values.

Tokyo and Hong Kong Offices Continue to Offer Compelling Value

Japan developers are trading at steep discounts to their underlying assets, reflecting the country's ongoing challenges with stagnant growth and low inflation. However, evidence continues to mount of a gradual recovery in the broader economy and the Tokyo office market. We believe this represents an attractive opportunity for long-term investors, especially with the government taking aggressive measures to stoke inflation. Among J-REITs, we continue to see attractive total-return potential in select companies that are able to grow dividends while adding value through acquisitions.

In Hong Kong, we believe a gradual recovery in office fundamentals should lead to improved valuations for landlords, which at present are heavily discounted relative to their property holdings. Also, we believe the nondiscretionary retail market should continue to deliver steady growth, while being less sensitive to tourist spending. While we remain cautious toward Hong Kong residential developers, we believe certain China-focused companies offer good risk-adjusted upside potential based on valuations, supportive government policies and our expectations for gradual improvement in residential sales.

Our favorable view of Singapore is tempered by the potential negative impact from rising U.S. Treasury yields. However, office fundamentals appear to be improving, and we expect rental growth to

COHEN & STEERS GLOBAL REALTY SHARES, INC.

remain positive amid a favorable supply backdrop. We also see attractive upside potential in certain best-of-breed, domestic-focused residential operators trading at discounts to their underlying assets.

We believe Australia's economic environment is not providing adequate support for commercial property fundamentals, resulting in lackluster consumer demand, weak cash-flow growth and less-attractive valuations compared with other global markets. Our focus is on companies with meaningful offshore assets in markets with more compelling fundamentals.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

JON CHEIGH	LUKE SULLIVAN
Portfolio Manager	Portfolio Manager

CHARLES J. MCKINLEY	ROGIER QUIRIJNS
Portfolio Manager	Portfolio Manager

  WILLIAM LEUNG

  Portfolio Manager

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure and commodities, along with preferred securities and other income solutions.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class B—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns — For Periods Ended December 31, 2014.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	8.43%[c]	7.79%[d]	11.78%[f]	—	—	—
1 Year (without sales charge)	13.54%	12.79%	12.78%	13.93%	—	—
5 Years (with sales charge)	8.42%[c]	8.41%[e]	8.71%	—	—	—
5 Years (without sales charge)	9.42%	8.70%	8.71%	9.79%	—	—
10 Years (with sales charge)	3.70%[c]	3.49%	3.50%	—	—	—
10 Years (without sales charge)	4.18%	3.49%	3.50%	4.54%	—	—
Since Inception[g] (with sales charge)	5.20%[c]	4.98%	4.98%	—	—	—
Since Inception[g] (without sales charge)	5.67%	4.98%	4.98%	8.93%	7.63%	7.77%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2014 prospectuses for Class A, Class B, Class C and Class I shares; and in the September 30, 2014 prospectus for Class R and Class Z shares were as follows: Class A—1.46% and 1.40%; Class B and Class C—2.11% and 2.05%; Class I—1.18% and 1.05%; Class R—1.61% and 1.55%, and Class Z—1.11% and 1.05%. Through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.40% for Class A shares, 2.05% for Class B and Class C shares, 1.05% for Class I shares, 1.55% for Class R shares and 1.05% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the FTSE NAREIT Equity REIT Index from September 30, 2004 through September 30, 2007 for Class A, Class B and Class C shares and from December 31, 2001 through September 30, 2007 for Class I shares and the FTSE EPRA/NAREIT Developed Real Estate Index from October 1, 2007 through December 31, 2014. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded U.S. REITs that invest predominantly in the equity ownership of real estate, excluding timber and infrastructure. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 5.00%.

e  Reflects a contingent deferred sales charge of 2.00%.

f  Reflects a contingent deferred sales charge of 1.00%.

g  Inception dates: September 30, 2004 for Class A, B, and C, May 8, 1997 for Class I and October 1, 2014 for Class R and Z.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014—December 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[a] July 1, 2014– December 31, 2014
Class A
Actual (2.45% return)	$1,000.00	$1,024.50	$7.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$7.12
Class B
Actual (2.09% return)	$1,000.00	$1,020.90	$10.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.87	$10.41
Class C
Actual (2.09% return)	$1,000.00	$1,020.90	$10.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.87	$10.41
Class I
Actual (2.63% return)	$1,000.00	$1,026.29	$5.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.91	$5.35
Class R
Actual (7.63% return)[b]	$1,000.00	$1,076.30	$4.01
Hypothetical (5% annual return before expenses)[c]	$1,000.00	$1,017.39	$7.88
Class Z
Actual (7.77% return)[b]	$1,000.00	$1,077.70	$2.72
Hypothetical (5% annual return before expenses)[c]	$1,000.00	$1,019.91	$5.35

a  Expenses are equal to the Fund's Class A, Class B, Class C, Class I, Class R and Class Z annualized expense ratios of 1.40%, 2.05%, 2.05%, 1.05%, 1.55% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

b  Actual expenses for the period October 1, 2014 (inception date) to December 31, 2014.

c  Hypothetical expenses if this class had been in existence from July 1, 2014 through December 31, 2014.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

December 31, 2014
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Equity Residential	$26,510,972	5.9
General Growth Properties	12,399,001	2.8
SL Green Realty Corp.	11,986,147	2.7
Klepierre	11,953,939	2.7
Vornado Realty Trust	11,948,742	2.7
DDR Corp.	11,223,193	2.5
Westfield Corp.	11,177,364	2.5
Deutsche Wohnen AG	11,105,969	2.5
Sumitomo Realty & Development Co., Ltd.	10,629,574	2.4
Hammerson PLC	9,904,531	2.2

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2014

		Number of Shares	Value
COMMON STOCK	97.7%
AUSTRALIA	4.5%
REAL ESTATE
DIVERSIFIED	0.0%
BGP Holdings PLC (EUR)[a,b,c]		4,151,319	$0
INDUSTRIALS	1.3%
Goodman Group[b]		1,218,680	5,628,940
RETAIL	3.2%
Novion Property Group[b]		1,946,324	3,345,380
Westfield Corp.[b]		1,524,804	11,177,364
			14,522,744
TOTAL AUSTRALIA			20,151,684
BERMUDA	1.0%
REAL ESTATE—HOTEL
Belmond Ltd., Class A (USD)[c]		380,148	4,702,431
BRAZIL	0.5%
REAL ESTATE—RETAIL
BR Malls Participacoes SAb		328,740	2,050,360
CANADA	0.9%
REAL ESTATE
DIVERSIFIED	0.1%
Pure Industrial Real Estate Trust		150,555	575,369
OFFICE	0.8%
Allied Properties REIT		112,206	3,615,935
TOTAL CANADA			4,191,304
CHINA	0.6%
REAL ESTATE—RESIDENTIAL
China Vanke Co. Ltd., Class H (HKD)[b,c]		1,187,700	2,628,638
FRANCE	4.1%
REAL ESTATE
DIVERSIFIED	1.4%
Gecina SAb		50,962	6,361,978

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
RETAIL	2.7%
Klepierre[b]		278,399	$11,953,939
TOTAL FRANCE			18,315,917
GERMANY	4.5%
REAL ESTATE—RESIDENTIAL
Deutsche Annington Immobilien SEb		134,394	4,562,901
Deutsche Wohnen AGb		470,797	11,105,969
LEG Immobilien AGb,c		59,083	4,401,313
TOTAL GERMANY			20,070,183
HONG KONG	8.4%
REAL ESTATE
DIVERSIFIED	3.6%
New World Development Co., Ltd.[b]		6,487,851	7,448,112
Sun Hung Kai Properties Ltd.[b]		237,158	3,593,047
Wharf Holdings Ltd.[b]		725,624	5,209,321
			16,250,480
OFFICE	1.9%
Hongkong Land Holdings Ltd. (USD)[b]		1,288,143	8,678,893
RESIDENTIAL	0.9%
China Overseas Land & Investment Ltd.[b]		1,268,000	3,759,170
RETAIL	2.0%
Link REIT		1,432,000	8,956,175
TOTAL HONG KONG			37,644,718
JAPAN	13.1%
REAL ESTATE
DIVERSIFIED	8.4%
Activia Properties[b]		209	1,817,332
Hulic Co., Ltd.[b]		617,100	6,169,254
Mitsubishi Estate Co., Ltd.[b]		142,335	2,999,121
Mitsui Fudosan Co., Ltd.[b]		261,877	7,022,374
Nomura Real Estate Master Fund[b]		3,751	4,857,527
Sumitomo Realty & Development Co., Ltd.[b]		312,000	10,629,574
Tokyo Tatemono Co., Ltd.[b]		580,000	4,221,020
			37,716,202

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
INDUSTRIALS	0.2%
Nippon Prologis REIT[b]		473	$1,027,003
OFFICE	3.5%
Hulic REIT[b]		2,137	3,243,499
Nippon Building Fund[b]		1,541	7,735,987
Nomura Real Estate Office Fund[b]		888	4,403,416
			15,382,902
RETAIL	1.0%
AEON Mall Co., Ltd.[b]		250,100	4,432,015
TOTAL JAPAN			58,558,122
NETHERLANDS	4.1%
REAL ESTATE
DIVERSIFIED	1.0%
Nieuwe Steen Investments NVb		979,227	4,359,284
RETAIL	3.1%
Corio NVb		97,244	4,762,220
Wereldhave NVb		136,576	9,403,957
			14,166,177
TOTAL NETHERLANDS			18,525,461
SINGAPORE	4.6%
REAL ESTATE
DIVERSIFIED	2.2%
Capitaland Ltd.[b]		1,794,000	4,460,510
City Developments Ltd.[b]		726,804	5,607,322
			10,067,832
INDUSTRIALS	1.7%
Ascendas REIT[b]		1,214,000	2,177,615
Global Logistic Properties Ltd.[b]		2,863,000	5,337,783
			7,515,398
OFFICE	0.5%
Keppel REIT[b]		2,248,245	2,064,855

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
RETAIL	0.2%
Suntec Real Estate Investment Trust[b]		735,000	$1,087,296
TOTAL SINGAPORE			20,735,381
SPAIN	0.8%
REAL ESTATE—DIVERSIFIED
Hispania Activos Inmobiliarios SAb,c		139,473	1,824,994
Lar Espana Real Estate Socimi SAb,c		141,444	1,560,547
TOTAL SPAIN			3,385,541
SWEDEN	0.9%
REAL ESTATE—DIVERSIFIED
Hemfosa Fastigheter ABb,c		185,722	3,918,811
UNITED KINGDOM	7.4%
REAL ESTATE
DIVERSIFIED	2.2%
Land Securities Group PLC[b]		535,925	9,633,591
INDUSTRIALS	0.7%
Segro PLC[b]		548,629	3,142,917
OFFICE	1.1%
Derwent London PLC[b]		110,267	5,147,674
RETAIL	2.2%
Hammerson PLC[b]		1,057,621	9,904,531
SELF STORAGE	1.2%
Big Yellow Group PLC[b]		571,622	5,386,236
TOTAL UNITED KINGDOM			33,214,949
UNITED STATES	42.3%
REAL ESTATE
DIVERSIFIED	3.5%
American Assets Trust		90,672	3,609,653
Vornado Realty Trust		101,510	11,948,742
			15,558,395

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
HOTEL	2.6%
Extended Stay America		229,562	$4,432,842
Hilton Worldwide Holdings[c]		129,611	3,381,551
Sunstone Hotel Investors		239,702	3,957,480
			11,771,873
INDUSTRIALS	3.4%
First Industrial Realty Trust		168,801	3,470,549
Gramercy Property Trust		508,505	3,508,684
Prologis		193,645	8,332,544
			15,311,777
OFFICE	9.2%
Douglas Emmett		200,670	5,699,028
Empire State Realty Trust, Class A		218,213	3,836,185
Equity Commonwealth		247,294	6,348,037
Kilroy Realty Corp.		79,594	5,497,558
Liberty Property Trust		118,272	4,450,575
Parkway Properties		178,827	3,288,628
SL Green Realty Corp.		100,707	11,986,147
			41,106,158
RESIDENTIAL	13.5%
APARTMENT	12.1%
American Homes 4 Rent, Class A		307,910	5,243,707
Apartment Investment & Management Co.		189,228	7,029,820
Equity Residential		369,028	26,510,972
Home Properties		122,064	8,007,399
Monogram Residential Trust		28,236	261,465
Starwood Waypoint Residential Trust		151,341	3,990,862
UDR		105,528	3,252,373
			54,296,598

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
MANUFACTURED HOME	1.4%
Sun Communities		101,272	$6,122,905
TOTAL RESIDENTIAL			60,419,503
SELF STORAGE	2.4%
Extra Space Storage		122,655	7,192,489
Sovran Self Storage		42,873	3,739,383
			10,931,872
SHOPPING CENTERS	7.7%
COMMUNITY CENTER	4.1%
DDR Corp.		611,285	11,223,193
Regency Centers Corp.		111,633	7,119,953
			18,343,146
REGIONAL MALL	3.6%
General Growth Properties		440,775	12,399,001
Macerich Co. (The)		43,928	3,664,034
			16,063,035
TOTAL SHOPPING CENTERS			34,406,181
TOTAL UNITED STATES			189,505,759
TOTAL COMMON STOCK (Identified cost—$382,491,251)			437,599,259
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[d]		4,400,000	4,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,400,000)			4,400,000
TOTAL INVESTMENTS (Identified cost—$386,891,251)	98.7%		441,999,259
OTHER ASSETS IN EXCESS OF LIABILITIES	1.3		5,619,654
NET ASSETS	100.0%		$447,618,913

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Glossary of Portfolio Abbreviations

EUR  Euro Currency

HKD  Hong Kong Dollar

REIT  Real Estate Investment Trust

USD  United States Dollar

Sector Summary	% of Net Assets
Diversified	24.1
Residential	19.5
Office	17.0
Retail	14.9
Shopping Centers	7.7
Industrials	7.3
Hotel	3.6
Self Storage	3.6
Other	2.3
100.0

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 51.4% of the net assets of the Fund.

c  Non-income producing security.

d  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments in securities, at value (Identified cost—$386,891,251)	$441,999,259
Cash	4,403,868
Foreign currency, at value (Identified cost—$252,031)	252,138
Receivable for:
Investment securities sold	1,335,374
Dividends and interest	1,303,384
Fund shares sold	1,252,572
Other assets	4,768
Total Assets	450,551,363
LIABILITIES:
Payable for:
Investment securities purchased	2,070,362
Fund shares redeemed	296,242
Investment advisory fees	284,000
Shareholder servicing fees	76,965
Administration fees	7,546
Distribution fees	4,428
Directors' fees	366
Other liabilities	192,541
Total Liabilities	2,932,450
NET ASSETS	$447,618,913
NET ASSETS consist of:
Paid-in capital	$411,458,795
Accumulated undistributed net investment income	1,452,063
Accumulated net realized loss	(20,388,802)
Net unrealized appreciation	55,096,857
$447,618,913

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2014

CLASS A SHARES:
NET ASSETS	$73,244,624
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,451,605
Net asset value and redemption price per share	$50.46
Maximum offering price per share ($50.46 ÷ 0.955)[a]	$52.84
CLASS B SHARES:
NET ASSETS	$116,447
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,302
Net asset value and offering price per share[b]	$50.59
CLASS C SHARES:
NET ASSETS	$82,212,025
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,639,850
Net asset value and offering price per share[b]	$50.13
CLASS I SHARES:
NET ASSETS	$292,024,437
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,764,356
Net asset value, offering and redemption price per share	$50.66
CLASS R SHARES:
NET ASSETS	$10,690
Shares issued and outstanding ($0.001 par value common stock outstanding)	211
Net asset value, offering and redemption price per share	$50.66
CLASS Z SHARES:
NET ASSETS	$10,690
Shares issued and outstanding ($0.001 par value common stock outstanding)	211
Net asset value, offering and redemption price per share	$50.66

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Investment Income:
Dividend income (net of $196,326 of foreign withholding tax)	$13,385,483
Expenses:
Investment advisory fees	3,817,399
Distribution fees—Class A	232,652
Distribution fees—Class B	1,991
Distribution fees—Class C	611,518
Distribution fees—Class R	13
Shareholder servicing fees—Class A	93,061
Shareholder servicing fees—Class B	664
Shareholder servicing fees—Class C	203,839
Shareholder servicing fees—Class I	178,000
Administration fees	153,212
Registration and filing fees	118,746
Transfer agent fees and expenses	105,453
Professional fees	88,320
Shareholder reporting expenses	80,413
Custodian fees and expenses	71,219
Directors' fees and expenses	21,835
Line of credit fees	13,949
Miscellaneous	41,124
Total Expenses	5,833,408
Reduction of Expenses (See Note 2)	(236,038)
Net Expenses	5,597,370
Net Investment Income	7,788,113
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	45,050,483
Foreign currency transactions	(109,810)
Net realized gain	44,940,673
Net change in unrealized appreciation (depreciation) on:
Investments	943,561
Foreign currency translations	(10,375)
Net change in unrealized appreciation (depreciation)	933,186
Net realized and unrealized gain	45,873,859
Net Increase in Net Assets Resulting from Operations	$53,661,972

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
From Operations:
Net investment income	$7,788,113	$5,208,853
Net realized gain	44,940,673	42,944,332
Net change in unrealized appreciation (depreciation)	933,186	(32,409,987)
Net increase in net assets resulting from operations	53,661,972	15,743,198
Dividends to Shareholders from:
Net investment income:
Class A	(1,249,572)	(2,372,753)
Class B	(1,260)	(5,087)
Class C	(686,744)	(979,591)
Class I	(4,620,069)	(4,733,921)
Class R	(66)	—
Class Z	(79)	—
Total dividends to shareholders	(6,557,790)	(8,091,352)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(15,952,910)	(33,826,375)
Total increase (decrease) in net assets	31,151,272	(26,174,529)
Net Assets:
Beginning of year	416,467,641	442,642,170
End of year[a]	$447,618,913	$416,467,641

a  Includes accumulated undistributed net investment income and dividends in excess of net investment income of $1,452,063 and $3,900,145, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2014	2013	2012	2011	2010
Net asset value, beginning of year	$45.08	$44.31	$36.58	$40.79	$36.11
Income (loss) from investment operations:
Net investment income[a]	0.87 [b]	0.51	0.49	0.44	0.59 [c]
Net realized and unrealized gain (loss)	5.22	1.08	8.78	(4.24)	5.48
Total from investment operations	6.09	1.59	9.27	(3.80)	6.07
Less dividends and distributions to shareholders from:
Net investment income	(0.71)	(0.82)	(1.54)	(0.30)	(1.40)
Return of capital	—	—	—	(0.11)	—
Total dividends and distributions to shareholders	(0.71)	(0.82)	(1.54)	(0.41)	(1.40)
Redemption fees retained by the Fund	—	—	—	0.00 [d]	0.01
Net increase (decrease) in net asset value	5.38	0.77	7.73	(4.21)	4.68
Net asset value, end of year	$50.46	$45.08	$44.31	$36.58	$40.79
Total investment return[e,f]	13.54%	3.64%	25.56%	–9.42%	17.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.2	$116.1	$121.1	$122.8	$172.6
Ratio of expenses to average daily net assets (before expense reduction)	1.41%	1.46%	1.51%[g]	1.57%[g]	1.56%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.40%	1.45%	1.51%[g]	1.57%[g]	1.56%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.78%	1.10%	1.18%[g]	1.10%[g]	1.58%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.79%	1.11%	1.18%[g]	1.10%[g]	1.58%[g]
Portfolio turnover rate	105%	119%	101%	105%	110%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2014	2013	2012	2011	2010
Net asset value, beginning of year	$45.10	$44.28	$36.53	$40.76	$36.06
Income (loss) from investment operations:
Net investment income[a]	0.51 [b]	0.20	0.21	0.18	0.30 [c]
Net realized and unrealized gain (loss)	5.25	1.10	8.76	(4.24)	5.53
Total from investment operations	5.76	1.30	8.97	(4.06)	5.83
Less dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.48)	(1.22)	(0.06)	(1.14)
Return of capital	—	—	—	(0.11)	—
Total dividends and distributions to shareholders	(0.27)	(0.48)	(1.22)	(0.17)	(1.14)
Redemption fees retained by the Fund	—	—	—	0.00 [d]	0.01
Net increase (decrease) in net asset value	5.49	0.82	7.75	(4.23)	4.70
Net asset value, end of year	$50.59	$45.10	$44.28	$36.53	$40.76
Total investment return[e,f]	12.79%	2.97%	24.72%	–10.02%	16.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.1	$0.4	$0.6	$0.9	$1.6
Ratio of expenses to average daily net assets (before expense reduction)	2.06%	2.11%	2.16%[g]	2.22%[g]	2.21%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.05%	2.10%	2.16%[g]	2.22%[g]	2.21%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.04%	0.42%	0.52%[g]	0.43%[g]	0.82%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.05%	0.43%	0.52%[g]	0.43%[g]	0.82%[g]
Portfolio turnover rate	105%	119%	101%	105%	110%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2014	2013	2012	2011	2010
Net asset value, beginning of year	$44.82	$44.04	$36.39	$40.64	$35.98
Income (loss) from investment operations:
Net investment income[a]	0.54 [b]	0.21	0.22	0.19	0.33 [c]
Net realized and unrealized gain (loss)	5.18	1.09	8.72	(4.23)	5.49
Total from investment operations	5.72	1.30	8.94	(4.04)	5.82
Less dividends and distributions to shareholders from:
Net investment income	(0.41)	(0.52)	(1.29)	(0.10)	(1.17)
Return of capital	—	—	—	(0.11)	—
Total dividends and distributions to shareholders	(0.41)	(0.52)	(1.29)	(0.21)	(1.17)
Redemption fees retained by the Fund	—	—	—	0.00 [d]	0.01
Net increase (decrease) in net asset value	5.31	0.78	7.65	(4.25)	4.66
Net asset value, end of year	$50.13	$44.82	$44.04	$36.39	$40.64
Total investment return[e,f]	12.78%	2.99%	24.74%	–10.02%	16.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$82.2	$80.3	$80.0	$63.4	$66.7
Ratio of expenses to average daily net assets (before expense reduction)	2.06%	2.11%	2.16%[g]	2.22%[g]	2.21%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.05%	2.10%	2.16%[g]	2.22%[g]	2.21%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.12%	0.45%	0.54%[g]	0.49%[g]	0.87%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.13%	0.46%	0.54%[g]	0.49%[g]	0.87%[g]
Portfolio turnover rate	105%	119%	101%	105%	110%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2014	2013	2012	2011	2010
Net asset value, beginning of year	$45.26	$44.49	$36.73	$40.96	$36.26
Income (loss) from investment operations:
Net investment income[a]	1.01 [b]	0.66	0.62	0.60	0.71 [c]
Net realized and unrealized gain (loss)	5.28	1.08	8.82	(4.27)	5.51
Total from investment operations	6.29	1.74	9.44	(3.67)	6.22
Less dividends and distributions to shareholders from:
Net investment income	(0.89)	(0.97)	(1.68)	(0.45)	(1.53)
Return of capital	—	—	—	(0.11)	—
Total dividends and distributions to shareholders	(0.89)	(0.97)	(1.68)	(0.56)	(1.53)
Redemption fees retained by the Fund	—	—	—	0.00 [d]	0.01
Net increase (decrease) in net asset value	5.40	0.77	7.76	(4.23)	4.70
Net asset value, end of year	$50.66	$45.26	$44.49	$36.73	$40.96
Total investment return[e]	13.93%	3.97%	25.95%	–9.11%[f]	17.61%[f]
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$292.0	$219.6	$241.0	$184.9	$155.7
Ratio of expenses to average daily net assets (before expense reduction)	1.14%	1.15%	1.20%[g]	1.22%[g]	1.21%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.05%	1.12%	1.20%[g]	1.22%[g]	1.21%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	2.00%	1.40%	1.51%[g]	1.52%[g]	1.88%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.09%	1.42%	1.51%[g]	1.52%[g]	1.88%[g]
Portfolio turnover rate	105%	119%	101%	105%	110%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  The net asset value (NAV) disclosed in the December 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2010.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Class R
Per Share Operating Performance:	For the Period October 1, 2014[a] through December 31, 2014
Net asset value, beginning of period	$47.36
Income (loss) from investment operations:
Net investment income[b]	0.07
Net realized and unrealized gain	3.54
Total from investment operations	3.61
Less dividends to shareholders from:
Net investment income	(0.31)
Total dividends to shareholders	(0.31)
Net increase in net asset value	3.30
Net asset value, end of period	$50.66
Total investment return[c]	7.63%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	1.57%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.55%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	0.58%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.60%[e]
Portfolio turnover rate	105%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Class Z
Per Share Operating Performance:	For the Period October 1, 2014[a] through December 31, 2014
Net asset value, beginning of period	$47.36
Income (loss) from investment operations:
Net investment income[b]	0.13
Net realized and unrealized gain	3.55
Total from investment operations	3.68
Less dividends to shareholders from:
Net investment income	(0.38)
Total dividends to shareholders	(0.38)
Net increase in net asset value	3.30
Net asset value, end of period	$50.66
Total investment return[c]	7.77%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	1.07%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.05%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	1.03%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.05%[e]
Portfolio turnover rate	105%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund's investment objective is total return. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R and Class Z shares. Class R and Class Z shares became available for investment on October 1, 2014, on which date the Fund sold 211 shares each of Class R and Class Z for $20,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into six classes designated Class A, B, C, I, R and Z shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2014, there were $145,605,514 of securities transferred between Level 1 and Level 2, which resulted from the Fund utilizing foreign equity fair value pricing procedures as of December 31, 2014.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Australia	$20,151,684	$—	$20,151,684	$—	[a]
Common Stock—Bermuda	4,702,431	4,702,431	—	—
Common Stock—Canada	4,191,304	4,191,304	—	—
Common Stock—Hong Kong	37,644,718	8,956,175	28,688,543	—
Common Stock—United States	189,505,759	189,505,759	—	—
Common Stock—Other Countries	181,403,363	—	181,403,363	—
Short-Term Investments	4,400,000	—	4,400,000	—
Total Investments[b]	$441,999,259	$207,355,669	$234,643,590	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

For the year ended December 31, 2014 and through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.40% for Class A shares, 2.05% for Class B and Class C shares and 1.05% for Class I shares. For the period from October 1, 2014 through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.55% for Class R shares and 1.05% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2014, fees waived and/or expenses reimbursed totaled $236,038.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily assets managed by the investment advisor and each subadvisor.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended December 31, 2014, the Fund incurred $84,831 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class B and Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC on Class B shares. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2014, the Fund has been advised that the distributor received $4,056 in sales commissions from the sale of Class A shares and $10,492 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $4,859 for the year ended December 31, 2014.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2014, totaled $441,952,990 and $462,330,122 respectively.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended December 31,
	2014	2013
Ordinary income	$6,557,790	$8,091,352
Total dividends	$6,557,790	$8,091,352

As of December 31, 2014, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$395,309,798
Gross unrealized appreciation	$53,409,747
Gross unrealized depreciation	(6,720,286)
Net unrealized appreciation	$46,689,461
Undistributed ordinary income	$963,080

As of December 31, 2014, the Fund had a net capital loss carryforward of $14,834,867, which may be used to offset future capital gains. These losses are a short-term capital loss carryover which will expire on December 31, 2017.

During the year ended December 31, 2014, the Fund utilized net capital loss carryforwards of $32,126,711.

As of December 31, 2014, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $4,121,885 and accumulated undistributed net investment income was credited $4,121,885. Net assets were not affected by this reclassification.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A:
Sold	387,056	$18,325,273	1,043,639	$47,788,439
Issued as reinvestment of dividends	19,329	960,702	45,946	2,021,170
Redeemed	(1,531,163)	(73,948,973)	(1,245,405)	(56,912,761)
Net decrease	(1,124,778)	$(54,662,998)	(155,820)	$(7,103,152)
Class B:
Sold	3	$129	15	$660
Issued as reinvestment of dividends	23	1,142	96	4,241
Redeemed	(7,125)	(343,910)	(4,427)	(203,849)
Net decrease	(7,099)	$(342,639)	(4,316)	$(198,948)
Class C:
Sold	204,598	$9,790,662	399,534	$18,208,297
Issued as reinvestment of dividends	8,949	441,959	13,474	589,269
Redeemed	(364,936)	(17,383,195)	(437,612)	(19,811,151)
Net decrease	(151,389)	$(7,150,574)	(24,604)	$(1,013,585)
Class I:
Sold	2,028,062	$99,754,418	2,050,685	$94,436,535
Issued as reinvestment of dividends	65,101	3,254,300	71,760	3,167,166
Redeemed	(1,181,051)	(56,825,417)	(2,687,844)	(123,114,391)
Net increase (decrease)	912,112	$46,183,301	(565,399)	$(25,510,690)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class Ra:
Sold	211	$10,000	—	$—
Net Increase	211	$10,000	—	$—
Class Za:
Sold	211	$10,000	—	$—
Net increase	211	$10,000	—	$—

a  Inception date of October 1, 2014.

Note 6. Borrowings

As of December 31, 2014, the Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 23, 2015. The Fund paid a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. Effective January 23, 2015, the credit agreement was renewed and expires January 22, 2016. Under the renewed credit agreement, the total commitment amount has been reduced to $50,000,000 and the Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

On December 31, 2014, the Fund declared a special distribution of $0.332 per share for the Fund's Class A, B, C, I, R and Z shares, payable on January 2, 2015 to stockholders of record as of the close of business on December 31, 2014. This distribution was taxable to stockholders in 2014.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Management has evaluated events and transactions occurring after December 31, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Shares, Inc. (the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2015

COHEN & STEERS GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2014 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,871,772.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $368,824. The Fund generated net foreign source income of $8,995,357 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Foreign Investor Policy Change

Effective February 1, 2015, the Fund will no longer accept investments from investors with non-U.S. addresses as well as dealer controlled accounts designated as foreign accounts (Restricted Accounts), consistent with the industry standard. Existing Restricted Accounts can remain in the Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and will continue to be able to invest in the Fund. For more information, please call (800) 437-9912.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers Age: 61	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2004. Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	21	Since 1991
Disinterested Directors
Michael G. Clark Age: 49	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since June 2011
Bonnie Cohen Age: 72	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012, President since 2014; Board Member, Teluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	21	Since 2001

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
George Grossman Age: 61	Director	Until next election of directors	Attorney-at-law	21	Since 1993
Richard E. Kroon Age: 72	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	21	Since 2004
Richard J. Norman Age: 71	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	21	Since 2001

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 71	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	21	Since 2004
C. Edward Ward Jr. Age: 68	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE), where he worked from 1979 to 2004.	21	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Mr. Steers, whose biography is provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 50	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Joseph M. Harvey Age: 51	Vice President	President and Chief Investment Officer of CSCM since 2003 and President of CNS since 2004.	Since 2004
Jon Cheigh Age: 42	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM.	Since 2007
Francis C. Poli Age: 52	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007
James Giallanza Age: 48	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that, Senior Vice President of CSCM since September 2006.	Since 2006
Lisa D. Phelan Age: 46	Chief Compliance Officer	Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006
Heather Kaden Age: 39	Deputy Chief Compliance Officer	Vice President of CSCM since 2010 and Compliance Officer of Cohen & Steers UK, Limited since 2013. Prior to that, Senior Compliance Associate since 2007.	Since 2014
Tina M. Payne Age: 40	Assistant Secretary	Senior Vice President and Associate General Counsel of CSCM since 2010. Prior to that, Vice President and Associate General Counsel since July 2007.	Since 2007
Neil Bloom Age: 44	Assistant Treasurer	Vice President of the CSCM since August 2008.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Jon Chiegh
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSFAX
B—CSFBX
C—CSFCX
I—CSSPX
R—GRSRX
Z—CSFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSFAXAR

Annual Report December 31, 2014

Cohen & Steers Global Realty Shares

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, each are an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
Audit Fees	$49,800	$48,410
Audit-Related Fees	$0	$0
Tax Fees	$6,380	$6,200
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)               The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2014	2013

Registrant	$6,380	$6,200
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 2, 2015